Exhibit 99.4








                   CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350,
         AS ADOPTED PURSUANT TOss.906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Current Report on Form 8-K dated June 12, 2003, for PNM Resources, Inc. and Public Service Company of New Mexico ("Companies"), as filed with the Securities and Exchange Commission on June 12, 2003, ("Report"), I, John R. Loyack, Chief Financial Officer of the Companies, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of ss. 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.




Date:   June 12, 2003                  By:     /s/ John R. Loyack
                                               ---------------------------------
                                               John R. Loyack
                                               Senior Vice President and
                                               Chief Financial Officer